Exhibit 10.3

Execution Version

AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of May 7, 2010, to the Stock Purchase Agreement, dated as of March 31, 2010 (the “Agreement”), by and between General Growth Properties, Inc., a Delaware corporation (“GGP”), and Pershing Square Capital Management, L.P. (“PSCM”), on behalf of Pershing Square, L.P., a Delaware limited partnership, Pershing Square II, L.P., a Delaware limited partnership, Pershing Square International, Ltd. a Cayman Islands exempted company and Pershing Square International V, Ltd., a Cayman Islands exempted company, (each, except PSCM, together with its permitted nominees and assigns, a “Purchaser”), as amended on May 3, 2010.  All capitalized terms used in this Amendment which are not herein defined shall have the same meanings ascribed to them in the Agreement (as defined herein).

WHEREAS, Section 13.8 of the Agreement provides for the amendment of the Agreement in accordance with the terms set forth therein.

WHEREAS, as of May 7, 2010, the Company entered into an amendment to the Fairholme Agreement in the form attached hereto as Exhibit A with the Fairholme Purchasers;

WHEREAS, as of May 7, 2010, the Company entered into an amendment to the Brookfield Agreement in the form attached hereto as Exhibit B with the Brookfield Investor;

WHEREAS, the parties hereto desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, and of the covenants and agreements set forth herein, the parties agree as follows:

1.              Amendment to Section 13.10.  Section 13.10 of the Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following new sentence:

“If a transaction results in any adjustment to the exercise price for and number of Shares underlying the warrants issued to the other Initial Investors pursuant to Article 5 of the Warrant Agreement, the exercise price for and number of shares underlying each of the New Warrants and GGO Warrants described in Section 5.2 of this Agreement shall be adjusted for that transaction in the same manner.”

2.              Amendment of Exhibit G.  Exhibit G to the Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit C to this Amendment.

3.              No Further Amendment.  Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.

4.              Effect of Amendment.  This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.

5.              Governing Law; Venue. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND BOTH PARTIES WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS.

6.              Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties; and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.

7.              Construction.

a.              Unless otherwise specifically defined herein, each term used herein shall have the meaning assigned to such term in the Agreement.

b.              Each reference to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” shall, from and after the date hereof, refer to the Agreement as amended by this Amendment.  Notwithstanding the foregoing, references to the date of the Agreement, as amended hereby, shall in all instances continue to refer to March 31, 2010, references to “the date hereof” and “the date of this Agreement” shall continue to refer to March 31, 2010.

c.               The headings in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

8.              Bankruptcy Matters. For the avoidance of doubt, all obligations of the Company and its Subsidiaries in this Amendment are subject to and conditioned upon entry of the Approval Order or the Confirmation Order as provided for in Section 13.12 of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by each of them or their respective officers thereunto duly authorized, all as of the date first written above.

GENERAL GROWTH PROPERTIES, INC.

By:	/s/ Adam S. Metz
Name: Adam S. Metz
Title: Chief Executive Officer

PERSHING SQUARE CAPITAL MANAGEMENT, L.P.
On behalf of each of the Purchasers

By:	PS Management GP, LLC
Its:	General Partner

By:	/s/ William A. Ackman
Name: William A. Ackman
Title: Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 2]